EXHIBIT 99.906CERT

Form N-CSR Item 11(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Tax Managed Multi-Cap Opportunity Portfolio (the “Portfolio”) that:

(a)                      the Annual Report of the Portfolio on Form N-CSR for the period ended October 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A signed original of this written statement required by section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Tax Managed Multi-Cap Opportunity Portfolio

Date: December 16, 2005

/s/ Kevin M. Connerty
Kevin M. Connerty
Treasurer

Date: December 16, 2005

/s/ Duncan W. Richardson
Duncan W. Richardson
President